SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                        AXP California Tax-Exempt Trust
                           AXP Discovery Series, Inc.
                           AXP Dimensions Series, Inc.
                            AXP Equity Series, Inc.
                         AXP Fixed Income Series, Inc.
                            AXP Global Series, Inc.
                       AXP Government Income Series, Inc.
                            AXP Growth Series, Inc.
                       AXP High Yield Income Series, Inc.
                     AXP High Yield Tax-Exempt Series, Inc.
                            AXP Income Series, Inc.
                         AXP International Series, Inc.
                          AXP Investment Series, Inc.
                            AXP Managed Series, Inc.
                       AXP Market Advantage Series, Inc.
                         AXP Money Market Series, Inc.
                    AXP Partners International Series, Inc.
                           AXP Partners Series, Inc.
                            AXP Sector Series, Inc.
                           AXP Selected Series, Inc.
                      AXP Special Tax-Exempt Series Trust
                             AXP Stock Series, Inc.
                           AXP Strategy Series, Inc.
                          AXP Tax-Exempt Series, Inc.
                        AXP Tax-Free Money Series, Inc.
                  AXP Variable Portfolio - Income Series, Inc.
                AXP Variable Portfolio - Investment Series, Inc.
                 AXP Variable Portfolio - Managed Series, Inc.
               AXP Variable Portfolio - Money Market Series, Inc.
                 AXP Variable Portfolio - Partners Series, Inc.
                  AXP Variable Portfolio - Select Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

          ----------------------------------------------------------------------
      (4) Proposed maximum aggregated value of transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

          ----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
      (3) Filing Party:

          ----------------------------------------------------------------------
      (4) Date Filed:

          ----------------------------------------------------------------------

PROXY LITE MESSAGE


"Hello. This is Paula Meyer, President of RiverSource Funds, formerly American Express Funds.

I am calling you because you are a shareholder of a RiverSource Fund.

In December, you were sent one or more proxy statements concerning various RiverSource Fund proposals, including the approval of investment management agreements. The purpose of my call today is to encourage you to vote. Your vote is very important to us.

Shareholders may vote in one of four ways: by mail, by telephone, by website or by attending a shareholder meeting on Wednesday February 15, 2006. Please refer to your proxy statement for more detailed voting instructions including the control number you will need to vote, the phone number to vote, the web address for voting and where to call if you have additional questions. You may also vote by mailing the card enclosed in the proxy statement.


If you have questions or are unable to find your proxy statement and would like to receive a new copy, please call the RiverSource Funds Proxy Client Service Center at 1-877-256-6085.

Thank you for investing with RiverSource Funds.

Goodbye."